Exhibit 32.1

CERTIFICATION

In connection with the Annual Report of Achaogen, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), Blake Wise, Chief Executive Officer of the Company, and Zeryn Sarpangal, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 1, 2019

/s/Blake Wise

Blake Wise

Chief Executive Officer

(principal executive officer)

/s/Zeryn Sarpangal

Zeryn Sarpangal

Chief Financial Officer

(principal financial and accounting officer)